Exhibit 10.8

EXECUTION COPY

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of August 25, 2008 is by and among KAPSTONE KRAFT PAPER CORPORATION, a Delaware corporation (the “Borrower”), KAPSTONE PAPER AND PACKAGING CORPORATION, a Delaware corporation (the “Parent”), certain subsidiaries of the Parent identified on the signature pages hereto as Guarantors, the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”), Swing Line Lender and L/C Issuer.

W I T N E S S E T H

WHEREAS, the Borrower, the Parent, the other Guarantors party thereto, the Lenders party thereto, and the Administrative Agent have entered into that certain Credit Agreement dated as of June 12, 2008 (as modified by this Amendment, that certain Joinder Agreement dated as of July 15, 2008 among Cogen South L.L.C., the Administrative Agent and Bank of America, N.A., as Collateral Agent, and as may be further amended, restated, modified or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement to modify certain provisions contained therein; and

WHEREAS, the Required Lenders have agreed to amend the Credit Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Defined Terms.  Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement, as amended hereby.

2.             Amendments.  Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, clause (v) contained in Section 2.05(b) of the Credit Agreement is hereby amended by (a) deleting the word “Immediately” appearing at the beginning of the first sentence thereof, (b) capitalizing the word “upon” appearing at the beginning of the first sentence thereof and (c) adding the following sentence to the end of such clause:

Such Net Cash Proceeds shall be used to prepay the Senior Debt as follows: (A) with respect to all such Net Cash Proceeds received during the Fiscal Year ending December 31, 2008, (x) within seven (7) days of each date on which the aggregate amount of all Net Cash Proceeds received by the Loan Parties or their Subsidiaries from the exercise of any Warrants not previously used to prepay the Senior Debt in accordance with Section

2.05(b) (the “Unremitted Warrant Proceeds”) equals $10,000,000 or more and (y) with respect to all remaining Unremitted Warrant Proceeds from such period, within 90 days after the end of such Fiscal Year and (B) with respect to all such Net Cash Proceeds received during each fiscal quarter thereafter, (x) within seven (7) days of each date on which the aggregate amount of all Unremitted Warrant Proceeds equals $10,000,000 or more and (y) with respect to all remaining Unremitted Warrant Proceeds from such period, within seven (7) days after the end of each fiscal quarter.

3.             Condition Precedent to Effectiveness.  This Amendment shall become effective as of the date hereof upon the satisfaction of the following conditions:

(a)           Execution of Counterparts of Amendment.  Receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, the Parent, the Guarantors, the Administrative Agent and the Required Lenders;

(b)           Amendment to Note Purchase Agreement.  Receipt by the Administrative Agent of a copy of an amendment under that certain Note Purchase Agreement, dated as of July 1, 2008, among the Borrower, the Parent, and the Purchasers identified therein, amending (among other things) paragraph 4E(5) thereof and otherwise in form and substance satisfactory to the Administrative Agent, executed by the Borrower, the Parent and the Purchasers, and such amendment shall be in full force and effect; and

(c)           Fees and Expenses.  The payment by the Borrower to the Administrative Agent (or its Affiliates) of all fees and expenses which are due and payable as of the date hereof under the Credit Agreement, including all reasonable out of pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment (including, without limitation, the reasonable fees and expenses of Moore & Van Allen PLLC, special counsel to the Administrative Agent).

4.             Representations and Warranties.  Each Loan Party hereby represents and warrants that (a) it has the requisite corporate power and authority to execute, deliver and perform this Amendment, (b) it is duly authorized to, and has been authorized by all necessary corporate action to, execute, deliver and perform this Amendment, (c) no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by it of this Amendment, (d) the execution, delivery and performance by it of this Amendment do not and will not (i) require any consent or approval of any governmental agency or authority (other than any consent or approval which has been obtained and is in full force and effect), (ii) conflict with (A) any provision of Law, (B) the charter, by-laws or other organizational documents of any Loan Party or (C) any agreement, indenture, instrument or other document material to the business of any Loan Party, or any judgment, order or decree, which is binding upon any Loan Party or any of their respective properties, (e) the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those which expressly relate to an earlier date, in which

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case they are true and correct in all material respects as of such date) and (f) no Default or Event of Default exists under the Credit Agreement on and as of the date hereof and after giving effect to this Amendment, or will occur as a result of the transactions contemplated hereby.

5.             No Other Changes; Ratification.  Except as expressly modified or waived hereby, all of the terms and provisions of the Credit Agreement (including schedules and exhibits thereto) and the other Loan Documents shall remain in full force and effect.  The term “this Agreement” or “Credit Agreement” and all similar references as used in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment.  This Amendment shall constitute a “Loan Document” under, and as defined in, the Credit Agreement.  Except as herein specifically agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.  This Amendment shall be effective only to the extent specifically set forth herein and shall not (i) be construed as a waiver of any breach or default other than as specifically waived herein nor as a waiver of any breach or default of which the Lenders have not been informed by the Borrower, (ii) affect the right of the Lenders to demand compliance by the Loan Parties with all terms and conditions of the Credit Agreement in all other instances, (iii) be deemed a waiver of any transaction or future action on the part of the Loan Parties requiring the Lenders’ or the Required Lenders’ consent or approval under the Credit Agreement, or (iv) be deemed or construed to be a wavier or release of, or a limitation upon, the Administrative Agent’s or the Lenders’ exercise of any rights or remedies under the Credit Agreement or any other document executed or delivered in connection therewith, whether arising as a consequence of any Event of Default which may now exist or otherwise, all such rights and remedies hereby being expressly reserved.

6.             Expenses.  The Borrower agrees to pay all reasonable costs and expenses in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen PLLC, special counsel to the Administrative Agent.

7.             Acknowledgment of Guarantors.  The Guarantors acknowledge and consent to all of the terms and conditions of this Amendment and agree that this Amendment and any documents executed in connection herewith do not operate to reduce or discharge the Guarantors’ obligations under the Credit Agreement or the other Loan Documents.

8.             Affirmation of Liens. Each Loan Party affirms the liens and security interests created and granted by it in the Loan Documents (including, but not limited to, the Security Agreement) and agrees that this Amendment shall in no manner adversely affect or impair such liens and security interests.

9.             Counterparts; Facsimile/Email.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.  Delivery of an executed counterpart of this Amendment by telecopy or

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electronic mail by any party hereto shall be effective as such party’s original executed counterpart.

10.           Governing Law.  This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of Illinois.

11.           Entirety. This Amendment and the other Loan Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof.  These Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.  There are no oral agreements between the parties.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	KAPSTONE KRAFT PAPER CORPORATION,
a Delaware corporation

	By:	/s/ Andrea Tarbox
	Name:	Andrea Tarbox
	Title:	Treasurer and CFO

GUARANTORS:	KAPSTONE PAPER AND PACKAGING CORPORATION,
a Delaware corporation

	By:	/s/ Andrea Tarbox
	Name:	Andrea Tarbox
	Title:	VP and CFO

KAPSTONE CHARLESTON KRAFT LLC,
a Delaware limited liability company

	By:	/s/ Andrea Tarbox
	Name:	Andrea Tarbox
	Title:	Treasurer and CFO

COGEN SOUTH L.L.C.,
a Delaware limited liability company

	By:	/s/ Andrea Tarbox
	Name:	Andrea Tarbox
	Title:	Treasurer and CFO

ADMINISTRATIVE	BANK OF AMERICA, N.A.,
AGENT:	as Administrative Agent

	By:	/s/ Suzanne M. Paul
	Name:	Suzanne M. Paul
	Title:	Vice President

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

	By:	/s/ David Balon
	Name:	David Balon
	Title:	VP

GENERAL ELECTRIC CAPITAL CORPORATION,
as a Lender

By:	/s/ Dwayne Coker
Name:	Dwayne Coker
Title:	Duly Authorized Signatory

COBANK, ACB,
as a Lender

By:	/s/ Michael Tousignant
Name:	Michael Tousignant
Title:	Vice President

NORTHWEST FARM CREDIT SERVICES, PCA,
as a Lender

By:	/s/ Jim D. Allen
Name:	Jim D. Allen
Title:	Senior Vice President

FARM CREDIT SERVICES OF AMERICA, PCA,
as a Lender

By:	/s/ Steven L. Moore
Name:	Steven L. Moore
Title:	Vice President

AGFIRST FARM CREDIT BANK,
as a Lender

By:	/s/ Matt Jeffords
Name:	Matt Jeffords
Title:	Assistant Vice President

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND” NEW YORK BRANCH,
as a Lender

By:	/S/ Andrew Sherman
Name:	Andrew Sherman
Title:	Executive Director

By:	/S/ Peter Duncan
Name:	Peter Duncan
Title:	Managing Director

SUNTRUST BANK,
as a Lender

By:	/s/ Robert Maddox
Name:	Robert Maddox
Title:	Director

TD BANK, N.A.,
as a Lender

By:	/s/ Susanna C. Satten
Name:	Susanna C. Satten
Title:	Assistant Vice President

THE NORTHERN TRUST COMPANY,
as a Lender

By:	/s/ Brandon Rolek
Name:	Brandon Rolek
Title:	Vice President

FIRST TENNESSEE BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ James H. Moore, Jr.
Name:	James H. Moore, Jr.
Title:	Sr. Vice President

GREENSTONE FARM CREDIT SERVICES ACA/FLCA
as a Lender

By:	/S/ Jeff Pavlik
Name:	Jeff Pavlik
Title:	Vice President